UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22114
Name of Registrant:	Vanguard Montgomery Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2015 – June 30, 2015
Item 1: Reports to Shareholders

Semiannual Report | June 30, 2015

Vanguard Market Neutral Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangement.	29
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended June 30, 2015
Total
Returns
Vanguard Market Neutral Fund
Investor Shares	-1.13%
Institutional Shares	-1.14
Citigroup Three-Month U.S. Treasury Bill Index	0.00
Alternative Equity Market Neutral Funds Average	-0.76

Alternative Equity Market Neutral Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2014, Through June 30, 2015

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Market Neutral Fund
Investor Shares	$11.50	$11.37	$0.000	$0.000
Institutional Shares	11.45	11.32	0.000	0.000

Chairman’s Letter

Dear Shareholder,

After handily outpacing both its benchmark and peer funds in 2014, Vanguard Market Neutral Fund fell a step behind its comparative standards in the first half of 2015.

The Market Neutral Fund’s Investor Shares returned –1.13% for the six months ended June 30, 2015; Institutional Shares returned –1.14%. Returns for Investor Shares were slightly better because of the transitory effects of rounding procedures. Over longer periods, the lower-cost Institutional Shares have had—and can be expected to continue to have—higher total returns.

The fund’s benchmark, the Citigroup Three-Month U.S. Treasury Bill Index, returned 0.00%, and its peer funds, on average, returned –0.76%. The broad stock market delivered a modest advance for the six months. The fund’s objective isn’t to outperform the equity market, but rather to be neutral to stock market conditions and produce returns that, over time, exceed the returns of 3-month Treasury bills.

On the whole, the fund’s information technology and energy stocks fared well. But those successes were offset by disappointing results from a diverse range of holdings, including retailers and building supply companies.

U.S. stocks held onto gains despite fading at the finish

U.S. stocks traveled a choppy course en route to a return of about 2% for the half year as Greece’s debt drama intensified. Mixed economic news, stock valuations perceived as high by some investors, and the strong U.S. dollar’s negative effect on the profits of U.S.-based multinational companies also unsettled markets. However, investors seemed reassured by the Federal Reserve’s careful approach to potentially raising short-term interest rates, other nations’ monetary stimulus programs, and corporate earnings that generally surpassed forecasts.

International stocks returned about 5% for U.S. investors; results would have been higher if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, surpassed those of Europe and emerging markets.

After bursting from the gate, bond prices lost momentum

Strong results in January didn’t hold up for the broad U.S. taxable bond market, which returned –0.10% for the half year after declining in four of the six months. The yield of the 10-year Treasury note ended June at 2.33%, up from 2.19% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

	Total Returns
	Periods Ended June 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	1.71%	7.37%	17.58%
Russell 2000 Index (Small-caps)	4.75	6.49	17.08
Russell 3000 Index (Broad U.S. market)	1.94	7.29	17.54
FTSE All-World ex US Index (International)	4.61	-4.36	8.16

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-0.10%	1.86%	3.35%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.11	3.00	4.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

CPI
Consumer Price Index	1.63%	0.12%	1.83%

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –5.43% as the dollar’s strength limited returns. Without this currency effect, returns were just marginally negative. As investors grew more confident about Europe’s economic growth, European bond yields bounced back from their very low (and in some cases, negative) levels.

Returns were negligible for money market funds and savings accounts, which remained handcuffed by the Fed’s target of 0%–0.25% for short-term rates.

When a stock is sold short, a big advance hurts returns

Compared with traditional mutual funds, the Market Neutral Fund’s investing approach is distinctive because of its extensive use of short selling. This technique aims to profit from a decline in a stock’s price; it’s the opposite of the more familiar long approach, in which investors buy stocks they believe will rise in value. Investors don’t own the stocks they’re shorting. Instead, they borrow the shares and sell them, in hopes of returning them at a lower price.

A closer look at your fund’s expenses

By Vanguard standards, the Market Neutral
Fund’s 1.64% expense ratio looks like an
outlier. Why is it so much higher than our
average of 0.18%? The answer has to do
with short selling, which your fund uses to
“neutralize,” or limit, the effect of stock
market movements on returns.

Short selling involves selling borrowed
shares with the hope of buying them back
at a lower price and profiting from the
difference. When a cash dividend is declared
on a stock the fund has sold short, the fund
must pay an amount equal to that dividend
to the lender of the stock. That payment gets
recorded as an expense. The fund also incurs
borrowing costs on short sales.

Of course, the fund’s advisor anticipates that
returns on the shares sold short will, on the
whole, more than offset these costs. In the
advisor’s view, the outlook for these shares
is poor, and the fund can benefit from their
potential decline. Excluding borrowing and
dividend expenses on shares sold short,
your fund’s total annual operating expenses
are a much more Vanguard-like 0.25%.

Notes: Market Neutral Fund expense data are for Investor Shares according to the prospectus dated April 28, 2015. The Vanguard average expense ratio is as of December 31, 2014.
Source: Vanguard.

The Market Neutral Fund combines short investments with long investments to offset them. This can enhance the diversification of a portfolio by providing returns that aren’t closely correlated with the moves of the broad stock market. That, of course, is the goal of the fund; its overall performance reflects the net results of its short and long positions. Your fund’s advisor—Vanguard Equity Investment Group, through its Quantitative Equity Group—uses sophisticated computer models to select both its long and short stocks.

During the six months, the Market Neutral Fund’s performance was hurt, in part, because some of the shares it sold short recorded outsized advances as compared with its long positions. In a sense, short selling turns the typical investing scenario on its head: A portfolio will benefit if its short investments decline relative to its long investments and suffer if they rise relative to its long investments. A diverse collection of short investments in the consumer discretionary and industrial categories had higher returns than the long positions and thus hindered the fund’s overall performance.

However, the value of the fund’s diversification—its investments span the market sectors that make up the broad stock market—was also on display. With both its long and short investments, the advisor notched successes in the technology and energy categories as the long positions outperformed the short positions.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

Promoting good corporate governance is one way we protect your interests

Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This means more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure that your interests remain paramount.

Because promoting good corporate governance supports our core purpose, we want to inform our investors—regardless of which Vanguard fund they may own—about our efforts in this area. As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in a very important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

We recently concluded a busy proxy voting season, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/corporategovernance.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 15, 2015

Advisor’s Report

For the semiannual period ended June 30, 2015, U.S. equities slowed their upward march after strong 2014 results but continued to gain. The broad U.S. equity market rose about 2%, small-capitalization stocks bettered large-caps by about 3 percentage points, and growth-oriented companies outpaced their value counterparts by about 5 percentage points. Globally, international markets outpaced the United States, and developed markets surpassed emerging markets. Performance in the U.S. market was mixed—six out of ten sector groups generated positive returns. Results were best in health care, consumer discretionary, and telecommunication services; utilities, energy, and industrials were negative.

In this environment, the Market Neutral Fund returned –1.13% for Investor Shares. It is important to remember that the fund’s strategy is not to outperform the equity market. Rather, its goal is to be neutral to market conditions and produce results that exceed the returns of 3-month U.S. Treasury bills.

In the first quarter of 2015, the U.S. economy weakened as GDP contracted 0.2% against the fourth quarter of last year’s annual growth rate of 2.6%. Deceleration in consumption along with decreases in exports, nonresidential fixed investment, and spending by state and local governments all weighed on growth. However, nonfarm payroll employment rose by 223,000 in June, and the unemployment rate declined to 5.3%.

The economy faced various stumbling blocks, including harsh winter weather that hindered personal consumption and a strong U.S. dollar that dampened exports. As oil prices fell, corporate spending dropped substantially, particularly in the energy sector. Another source of uncertainty was the timing and degree of the Federal Reserve’s decision to increase interest rates—an event that hasn’t occurred but is widely anticipated. Other noteworthy developments contributed to increased market volatility in June and into July. Discussions about finances and reforms between Greece and the euro zone heightened investors’ sense of risk. And large fluctuations in China’s stock market spilled over to other parts of the world. Recent trading suspensions that led to substantial price movement in Chinese equities have unnerved global markets; it remains to be seen whether government intervention will add stability.

Our stock selection model was not effective in identifying industry group leaders and laggards for the period. Although our long positions boosted performance, our negative return from the short portfolio outweighed this effect. Our growth model was the only positive contributor. The other four signals did not perform as expected; valuation did worst, followed by management decisions, quality, and sentiment.

At the sector level, we were successful in only three of ten groups. Results were strongest in energy and information technology; consumer discretionary and industrial selections detracted the most.

Long positions in Newfield Exploration and Valero Energy and short positions in Bonanza Creek Energy and Eclipse Resources led results in energy. In information technology, long positions in Freescale Semiconductor and Ambarella and short positions in CommVault Systems and Knowles drove returns. Negative results in the consumer discretionary sector were driven by long positions in Lands’ End and Vince Holding and short positions in Meritage Homes and Men’s Wearhouse. Long positions in Meritor and ArcBest and short positions in Interface and Beacon Roofing Supply detracted most from industrials.

James D. Troyer, CFA, Principal,
Portfolio Manager

James P. Stetler, Principal,
Portfolio Manager

Michael R. Roach, CFA, Portfolio Manager

Vanguard Equity Investment Group

July 24, 2015

Market Neutral Fund

Fund Profile
As of June 30, 2015

Share-Class Characteristics
	Investor Institutional
	Shares	Shares
Ticker Symbol	VMNFX	VMNIX
Total Expense Ratio[1]	1.64%	1.54%
Management Expenses	0.19%	0.09%
Dividend Expenses on
Securities Sold Short[2]	1.21%	1.21%
Borrowing Expenses on
Securities Sold Short[2]	0.18%	0.18%
Other Expenses	0.06%	0.06%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	254	250
Median Market Cap	$3.7B	$3.7B
Price/Earnings Ratio	16.5x	49.5x
Price/Book Ratio	2.7x	2.3x
Return on Equity	14.3%	11.8%
Earnings Growth
Rate	15.2%	10.2%
Foreign Holdings	2.8%	3.4%

Fund Characteristics

Turnover Rate (Annualized)	67%
Short-Term Reserves	2.1%

Volatility Measures
	Citigroup	DJ
	Three-Month	U.S. Total
	U.S. Treasury	Market
	Bill Index	FA Index
R-Squared	0.00	0.01
Beta	3.34	0.04

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	15.0%	14.9%
Consumer Staples	5.8	5.5
Energy	5.1	4.7
Financials	17.0	16.9
Health Care	12.6	12.4
Industrials	16.4	16.3
Information Technology	16.9	17.1
Materials	5.4	5.6
Telecommunication Services	0.8	1.2
Utilities	5.0	5.4

1 The total expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2015, the annualized total expense ratios were 1.45% for Investor Shares and 1.36% for Institutional Shares.
2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock. When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

Market Neutral Fund

Ten Largest Holdings[1] (% of total net assets)
Long Portfolio
HCA Holdings Inc.	Health Care Facilities	0.6%
INC Research Holdings	Life Sciences Tools &
Inc.	Services	0.6
Electronic Arts Inc.	Home Entertainment
	Software	0.6
Centene Corp.	Managed Health
	Care	0.6
MGIC Investment Corp.	Thrifts & Mortgage
	Finance	0.6
Penn National Gaming
Inc.	Casinos & Gaming	0.5
USANA Health Sciences
Inc.	Personal Products	0.5
Credit Acceptance Corp. Consumer Finance		0.5
Expedia Inc.	Internet Retail	0.5
Nordic American	Oil & Gas Storage &
Tankers Ltd.	Transportation	0.5
Top Ten		5.5%

Ten Largest Holdings[1] (% of total net assets)
Short Portfolio
TreeHouse Foods Inc.	Packaged Foods &
	Meats	0.6%
Ultragenyx
Pharmaceutical Inc.	Biotechnology	0.6
Beacon Roofing Supply	Trading Companies
Inc.	& Distributors	0.6
LKQ Corp.	Distributors	0.6
Demandware Inc.	Internet Software &
	Services	0.6
Aaron's Inc.	Homefurnishing
	Retail	0.6
Men's Wearhouse Inc.	Apparel Retail	0.5
Novavax Inc.	Biotechnology	0.5
Texas Capital Bancshares
Inc.	Regional Banks	0.5
Post Holdings Inc.	Packaged Foods &
	Meats	0.5
Top Ten		5.6%

1 The holdings listed exclude any temporary cash investments and equity index products.

Market Neutral Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2004, Through June 30, 2015

Note: For 2015, performance data reflect the six months ended June 30, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/11/1998	0.26%	3.16%	1.85%
Institutional Shares	10/19/1998	0.27	3.24	1.98

See Financial Highlights for dividend and capital gains information.

Market Neutral Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks—Long Positions (95.3%)
Consumer Discretionary (14.3%)
*,†	Penn National Gaming Inc.	112,700	2,068
†	Expedia Inc.	18,800	2,056
†	Foot Locker Inc.	29,600	1,984
*,†	Skechers U.S.A. Inc. Class A	17,900	1,965
†	Outerwall Inc.	25,450	1,937
†	Cablevision Systems Corp.
	Class A	80,800	1,934
†	Caleres Inc.	60,200	1,913
*,†	Madison Square Garden Co.
	Class A	22,800	1,904
*	Boyd Gaming Corp.	126,800	1,896
†	Marriott Vacations
	Worldwide Corp.	20,500	1,881
	Cato Corp. Class A	48,400	1,876
†	Big Lots Inc.	39,400	1,773
*,†	O’Reilly Automotive Inc.	7,800	1,763
*,†	American Axle &
	Manufacturing Holdings Inc.	84,000	1,756
†	Best Buy Co. Inc.	53,000	1,728
†	Jack in the Box Inc.	18,900	1,666
*,†	NVR Inc.	1,200	1,608
†	Home Depot Inc.	13,900	1,545
	Cooper Tire & Rubber Co.	45,500	1,539
*	Lands’ End Inc.	59,700	1,482
†	Marriott International Inc.
	Class A	19,000	1,413
†	Dana Holding Corp.	67,780	1,395
*,†	Murphy USA Inc.	24,800	1,384
*	Universal Electronics Inc.	26,900	1,341
†	Macy’s Inc.	19,500	1,316
*	Iconix Brand Group Inc.	49,800	1,244
*	BJ’s Restaurants Inc.	22,900	1,110
*	Zumiez Inc.	40,300	1,073
*	Diamond Resorts
	International Inc.	33,100	1,044
	AMC Entertainment
	Holdings Inc.	26,000	798

†	TJX Cos. Inc.	11,100	734
†	Gap Inc.	18,900	721
	Leggett & Platt Inc.	14,800	720
†	Dillard’s Inc. Class A	6,670	702
*,†	Starz	15,500	693
*,†	Vince Holding Corp.	54,500	653
	Walt Disney Co.	4,900	559
†	Columbia Sportswear Co.	5,700	345
*	Burlington Stores Inc.	6,400	328
			53,847
Consumer Staples (5.5%)
*,†	USANA Health Sciences Inc.	15,100	2,064
†	Cal-Maine Foods Inc.	36,000	1,879
†	Bunge Ltd.	21,000	1,844
†	Sanderson Farms Inc.	24,200	1,819
†	Pilgrim’s Pride Corp.	78,100	1,794
	Universal Corp.	30,800	1,765
*,†	SUPERVALU Inc.	214,200	1,733
	Archer-Daniels-Midland Co.	34,800	1,678
†	Dr Pepper Snapple
	Group Inc.	18,900	1,378
	Kroger Co.	17,600	1,276
	Fresh Del Monte
	Produce Inc.	32,300	1,249
	Vector Group Ltd.	34,500	809
	SpartanNash Co.	23,800	774
*	Seaboard Corp.	213	767
			20,829
Energy (4.9%)
	Nordic American
	Tankers Ltd.	143,700	2,045
†	Marathon Petroleum Corp.	37,400	1,956
†	Valero Energy Corp.	30,800	1,928
†	Delek US Holdings Inc.	50,800	1,871
*,†	FMSA Holdings Inc.	226,500	1,855
†	Nabors Industries Ltd.	125,200	1,807
†	Tesoro Corp.	21,300	1,798
	Alon USA Energy Inc.	73,300	1,385
†	Green Plains Inc.	43,800	1,207

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Western Refining Inc.	15,300	667
*	FMC Technologies Inc.	16,000	664
*	WPX Energy Inc.	46,600	572
	US Silica Holdings Inc.	19,100	561
			18,316
Financials (16.2%)
*,†	MGIC Investment Corp.	182,200	2,073
*,†	Credit Acceptance Corp.	8,360	2,058
*,†	Western Alliance Bancorp	59,600	2,012
†	Radian Group Inc.	106,600	2,000
†	Associated Banc-Corp	98,000	1,986
†	Lazard Ltd. Class A	34,800	1,957
†	International
	Bancshares Corp.	72,500	1,948
†	Voya Financial Inc.	41,500	1,929
†	Allied World Assurance Co.
	Holdings AG	44,500	1,923
†	Validus Holdings Ltd.	42,900	1,887
†	Everest Re Group Ltd.	10,300	1,875
†	PrivateBancorp Inc.	45,900	1,828
	Axis Capital Holdings Ltd.	33,900	1,809
†	KeyCorp	116,300	1,747
†	Reinsurance Group of
	America Inc. Class A	17,700	1,679
	Travelers Cos. Inc.	17,300	1,672
	JPMorgan Chase & Co.	24,600	1,667
†	AmTrust Financial
	Services Inc.	25,100	1,644
†	Nelnet Inc. Class A	37,700	1,633
†	Assured Guaranty Ltd.	66,800	1,603
	Investment Technology
	Group Inc.	64,300	1,595
†	Aspen Insurance
	Holdings Ltd.	33,100	1,585
*	Hilltop Holdings Inc.	65,800	1,585
†	Goldman Sachs Group Inc.	7,500	1,566
†	Capital One Financial Corp.	17,500	1,539
†	Navient Corp.	81,700	1,488
*	Santander Consumer
	USA Holdings Inc.	54,900	1,404
	Wells Fargo & Co.	23,200	1,305
	National General
	Holdings Corp.	60,400	1,258
	Citigroup Inc.	22,200	1,226
	PNC Financial
	Services Group Inc.	12,600	1,205
*	Arch Capital Group Ltd.	16,000	1,071
†	Huntington Bancshares Inc.	87,400	989
†	Washington Federal Inc.	40,600	948
*	First BanCorp	166,400	802
	National Penn
	Bancshares Inc.	64,000	722
*	World Acceptance Corp.	10,650	655
	OM Asset Management plc	36,700	653
	Cathay General Bancorp	17,000	552

	Banco Latinoamericano
	de Comercio Exterior SA	15,900	512
*	KCG Holdings Inc. Class A	38,400	473
	Universal Insurance
	Holdings Inc.	18,000	436
	FBL Financial Group Inc.
	Class A	5,700	329
			60,828
Health Care (12.0%)
*,†	HCA Holdings Inc.	23,455	2,128
*,†	INC Research Holdings Inc.
	Class A	52,600	2,110
*,†	Centene Corp.	26,000	2,091
*,†	Merrimack
	Pharmaceuticals Inc.	161,700	2,000
*,†	PRA Health Sciences Inc.	53,900	1,958
*,†	Natus Medical Inc.	45,800	1,949
†	Ensign Group Inc.	38,100	1,945
*,†	ABIOMED Inc.	29,200	1,919
†	AmerisourceBergen Corp.
	Class A	17,800	1,893
*,†	Quintiles Transnational
	Holdings Inc.	26,000	1,888
*,†	NewLink Genetics Corp.	42,300	1,873
*,†	Health Net Inc.	28,900	1,853
*,†	Edwards Lifesciences Corp.	12,800	1,823
†	Anthem Inc.	11,000	1,806
*,†	Lannett Co. Inc.	28,700	1,706
*,†	Depomed Inc.	76,900	1,650
*,†	Charles River Laboratories
	International Inc.	23,400	1,646
*,†	Alder Biopharmaceuticals Inc. 31,000		1,642
	Gilead Sciences Inc.	13,600	1,592
*,†	PAREXEL International Corp.	24,400	1,569
*	VCA Inc.	28,000	1,523
*	Medivation Inc.	11,300	1,291
†	Eli Lilly & Co.	15,400	1,286
*	Array BioPharma Inc.	156,900	1,131
	Cardinal Health Inc.	9,600	803
*,†	Bruker Corp.	34,900	712
†	Chemed Corp.	4,600	603
	Quality Systems Inc.	35,300	585
*	Molina Healthcare Inc.	3,800	267
			45,242
Industrials (15.6%)
*,†	Spirit AeroSystems
	Holdings Inc. Class A	36,800	2,028
*,†	Hawaiian Holdings Inc.	85,200	2,024
*,†	JetBlue Airways Corp.	96,300	1,999
†	Korn/Ferry International	57,100	1,985
†	General Dynamics Corp.	13,500	1,913
*,†	Virgin America Inc.	67,100	1,844
†	Aircastle Ltd.	80,600	1,827
†	PACCAR Inc.	28,600	1,825

Market Neutral Fund

			Market
			Value•
		Shares	($000)
†	Cintas Corp.	21,200	1,793
†	Northrop Grumman Corp.	11,230	1,781
†	Insperity Inc.	34,600	1,761
*,†	United Rentals Inc.	19,800	1,735
†	Deluxe Corp.	27,600	1,711
†	Southwest Airlines Co.	50,800	1,681
*	United Continental
	Holdings Inc.	30,300	1,606
†	Alaska Air Group Inc.	24,820	1,599
†	Textron Inc.	35,800	1,598
†	Pitney Bowes Inc.	74,700	1,555
†	Huntington Ingalls
	Industries Inc.	13,283	1,496
†	Greenbrier Cos. Inc.	31,200	1,462
†	Illinois Tool Works Inc.	15,800	1,450
	CEB Inc.	16,600	1,445
	Boeing Co.	10,100	1,401
*,†	Meritor Inc.	106,300	1,395
†	West Corp.	44,900	1,352
†	Masco Corp.	49,000	1,307
	General Cable Corp.	63,300	1,249
†	Lockheed Martin Corp.	6,700	1,246
	Robert Half International Inc.	22,400	1,243
*,†	TriNet Group Inc.	46,800	1,186
	Harsco Corp.	69,100	1,140
†	Trinity Industries Inc.	37,740	997
*	Aerojet Rocketdyne
	Holdings Inc.	46,000	948
	John Bean
	Technologies Corp.	21,900	823
*	Spirit Airlines Inc.	12,800	795
	Interface Inc. Class A	31,500	789
†	UniFirst Corp.	6,800	761
	ArcBest Corp.	22,800	725
	Matson Inc.	16,100	677
	3M Co.	4,300	664
†	ManpowerGroup Inc.	5,800	518
*,†	Avis Budget Group Inc.	11,200	494
	ESCO Technologies Inc.	9,900	370
	Knoll Inc.	12,900	323
*	TASER International Inc.	8,600	286
			58,807
Information Technology (16.1%)
*,†	Electronic Arts Inc.	31,500	2,095
*,†	Aspen Technology Inc.	44,500	2,027
*,†	AVG Technologies NV	74,300	2,022
†	Blackbaud Inc.	35,200	2,005
*,†	Manhattan Associates Inc.	32,700	1,951
†	MAXIMUS Inc.	29,400	1,932
†	CSG Systems
	International Inc.	61,000	1,931
*,†	VASCO Data Security
	International Inc.	62,900	1,899
*,†	Sykes Enterprises Inc.	77,900	1,889

†	Science Applications
	International Corp.	34,400	1,818
*,†	ARRIS Group Inc.	58,971	1,804
*,†	MicroStrategy Inc. Class A	10,300	1,752
†	CDW Corp.	49,800	1,707
*,†	Ambarella Inc.	16,300	1,674
†	Booz Allen Hamilton
	Holding Corp. Class A	66,000	1,666
*,†	Blackhawk Network
	Holdings Inc.	40,000	1,648
*,†	Super Micro Computer Inc.	55,000	1,627
	DST Systems Inc.	12,800	1,613
	TeleTech Holdings Inc.	58,600	1,587
*	Unisys Corp.	79,100	1,581
†	Computer Sciences Corp.	23,400	1,536
	Skyworks Solutions Inc.	14,300	1,489
*,†	Gartner Inc.	15,900	1,364
†	Broadridge Financial
	Solutions Inc.	26,800	1,340
*	Sanmina Corp.	65,900	1,329
*,†	CommScope
	Holding Co. Inc.	43,300	1,321
*,†	Ciena Corp.	53,700	1,272
*	Amkor Technology Inc.	190,300	1,138
	Lexmark International Inc.
	Class A	24,500	1,083
*,†	Advanced Micro
	Devices Inc.	448,430	1,076
*	Synaptics Inc.	12,000	1,041
†	Western Digital Corp.	13,150	1,031
†	Brocade Communications
	Systems Inc.	86,100	1,023
†	SYNNEX Corp.	13,406	981
*,†	Tech Data Corp.	16,600	955
*	Barracuda Networks Inc.	22,800	903
*	Benchmark Electronics Inc.	40,400	880
*	Callidus Software Inc.	54,800	854
†	Avnet Inc.	17,600	723
*	Cirrus Logic Inc.	20,900	711
	Western Union Co.	28,800	585
*,†	Anixter International Inc.	7,200	469
*	CACI International Inc.
	Class A	4,700	380
*	Ingram Micro Inc.	14,700	368
	Leidos Holdings Inc.	8,000	323
†	Accenture plc Class A	2,500	242
			60,645
Materials (5.2%)
†	LyondellBasell Industries
	NV Class A	18,700	1,936
*,†	Chemtura Corp.	65,800	1,863
*,†	Berry Plastics Group Inc.	55,300	1,792
	International Paper Co.	36,900	1,756
*,†	Century Aluminum Co.	161,800	1,688
	Ashland Inc.	10,900	1,329

Market Neutral Fund

			Market
			Value•
		Shares	($000)
*,†	Stillwater Mining Co.	105,300	1,220
†	Graphic Packaging
	Holding Co.	81,200	1,131
	Alcoa Inc.	99,400	1,108
	Avery Dennison Corp.	17,600	1,072
*	Trinseo SA	39,918	1,071
†	Westlake Chemical Corp.	14,560	999
	Scotts Miracle-Gro Co.
	Class A	16,800	995
*	Ferro Corp.	45,400	762
	Sherwin-Williams Co.	2,300	632
			19,354
Telecommunication Services (0.7%)
*,†	Globalstar Inc.	609,100	1,285
	CenturyLink Inc.	23,700	696
	Verizon Communications Inc.	14,900	695
			2,676
Utilities (4.8%)
†	WGL Holdings Inc.	35,200	1,911
†	American States Water Co.	48,400	1,810
†	UGI Corp.	52,400	1,805
	Public Service Enterprise
	Group Inc.	44,500	1,748
	New Jersey Resources Corp.	60,100	1,656
	PPL Corp.	54,800	1,615
†	Vectren Corp.	41,900	1,612
	Exelon Corp.	51,100	1,606
†	Entergy Corp.	22,600	1,593
†	Edison International	21,400	1,189
†	Pinnacle West Capital Corp.	15,900	904
	California Water
	Service Group	20,200	462
			17,911
Total Common Stocks—Long Positions
(Cost $312,844)			358,455
Common Stocks Sold Short (-95.2%)
Consumer Discretionary (-14.2%)
*	LKQ Corp.	(68,700)	(2,078)
	Aaron’s Inc.	(57,300)	(2,075)
	Men’s Wearhouse Inc.	(32,200)	(2,063)
*	Netflix Inc.	(3,100)	(2,037)
	Lions Gate
	Entertainment Corp.	(53,700)	(1,990)
	Yum! Brands Inc.	(22,000)	(1,982)
*	Meritage Homes Corp.	(41,700)	(1,964)
*	Amazon.com Inc.	(4,500)	(1,953)
*	Shutterfly Inc.	(39,400)	(1,884)
*	Vista Outdoor Inc.	(41,800)	(1,877)
	Signet Jewelers Ltd.	(14,500)	(1,859)
	Restaurant Brands
	International Inc.	(48,500)	(1,853)
*	Media General Inc.	(111,800)	(1,847)
*	Standard Pacific Corp.	(206,100)	(1,836)

*	Priceline Group Inc.	(1,580)	(1,819)
	Starbucks Corp.	(33,600)	(1,801)
	Wynn Resorts Ltd.	(17,300)	(1,707)
	DR Horton Inc.	(61,300)	(1,677)
*	Loral Space &
	Communications Inc.	(25,800)	(1,629)
*	CarMax Inc.	(24,171)	(1,600)
*	Pep Boys-Manny
	Moe & Jack	(121,866)	(1,495)
	Harley-Davidson Inc.	(25,900)	(1,459)
*	Apollo Education
	Group Inc.	(110,300)	(1,421)
	Tiffany & Co.	(15,400)	(1,414)
*	Vitamin Shoppe Inc.	(34,000)	(1,267)
*	Groupon Inc. Class A	(247,500)	(1,245)
	Rent-A-Center Inc.	(41,500)	(1,177)
	Mattel Inc.	(42,700)	(1,097)
	Churchill Downs Inc.	(8,200)	(1,025)
*	Ascent Capital Group Inc.
	Class A	(17,600)	(752)
*	Houghton Mifflin
	Harcourt Co.	(22,000)	(554)
	Graham Holdings Co.
	Class B	(500)	(538)
*	TRI Pointe Homes Inc.	(33,500)	(513)
*	Dorman Products Inc.	(10,000)	(477)
	Remy International Inc.	(18,955)	(419)
	BorgWarner Inc.	(6,900)	(392)
*	Under Armour Inc. Class A	(4,400)	(367)
	Standard Motor
	Products Inc.	(10,000)	(351)
			(53,494)
Consumer Staples (-5.2%)
*	TreeHouse Foods Inc.	(27,000)	(2,188)
*	Post Holdings Inc.	(37,900)	(2,044)
*	Diplomat Pharmacy Inc.	(45,100)	(2,018)
*	Darling Ingredients Inc.	(122,000)	(1,788)
	JM Smucker Co.	(16,100)	(1,745)
	B&G Foods Inc.	(57,300)	(1,635)
	Andersons Inc.	(41,300)	(1,611)
	Keurig Green Mountain Inc.	(18,500)	(1,418)
*	United Natural Foods Inc.	(21,600)	(1,375)
	Flowers Foods Inc.	(64,955)	(1,374)
	Philip Morris
	International Inc.	(11,100)	(890)
	Procter & Gamble Co.	(5,600)	(438)
	Coca-Cola Co.	(9,500)	(373)
	Edgewell Personal Care Co.	(2,700)	(355)
	Kellogg Co.	(3,600)	(226)
	PriceSmart Inc.	(2,300)	(210)
			(19,688)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
Energy (-4.5%)
*	Parsley Energy Inc.
	Class A	(109,100)	(1,900)
	Golar LNG Ltd.	(39,400)	(1,844)
*	Cobalt International
	Energy Inc.	(189,000)	(1,835)
*	Whiting Petroleum Corp.	(53,300)	(1,791)
*	C&J Energy Services Ltd.	(135,100)	(1,783)
	Williams Cos. Inc.	(30,200)	(1,733)
*	Rice Energy Inc.	(82,300)	(1,714)
	Anadarko Petroleum Corp.	(20,200)	(1,577)
*	Diamondback Energy Inc.	(18,700)	(1,410)
*	Bonanza Creek Energy Inc.	(73,900)	(1,349)
			(16,936)
Financials (-16.1%)
*	Texas Capital
	Bancshares Inc.	(33,000)	(2,054)
	Zions Bancorporation	(63,800)	(2,025)
	Interactive Brokers
	Group Inc.	(48,600)	(2,020)
	Old National Bancorp	(138,900)	(2,008)
	MB Financial Inc.	(58,100)	(2,001)
*	Ally Financial Inc.	(87,200)	(1,956)
	Assurant Inc.	(28,700)	(1,923)
	First Niagara Financial
	Group Inc.	(203,600)	(1,922)
	PacWest Bancorp	(41,100)	(1,922)
*	SLM Corp.	(193,100)	(1,906)
	Umpqua Holdings Corp.	(105,000)	(1,889)
	Leucadia National Corp.	(77,700)	(1,887)
	XL Group plc Class A	(48,700)	(1,812)
	Arthur J Gallagher & Co.	(38,300)	(1,812)
	Unum Group	(50,300)	(1,798)
	Home BancShares Inc.	(48,100)	(1,759)
*	Genworth Financial Inc.
	Class A	(227,100)	(1,719)
	Union Bankshares Corp.	(72,600)	(1,687)
	McGraw Hill Financial Inc.	(16,700)	(1,678)
*	SVB Financial Group	(11,500)	(1,656)
	NorthStar Asset
	Management Group Inc.	(88,800)	(1,642)
	Loews Corp.	(42,300)	(1,629)
	Investors Bancorp Inc.	(132,400)	(1,629)
	CNA Financial Corp.	(42,300)	(1,616)
	Cincinnati Financial Corp.	(28,800)	(1,445)
	White Mountains
	Insurance Group Ltd.	(2,100)	(1,375)
	Old Republic
	International Corp.	(84,500)	(1,321)
	American Equity
	Investment Life
	Holding Co.	(48,100)	(1,298)
	Evercore Partners Inc.
	Class A	(23,100)	(1,246)
	M&T Bank Corp.	(9,800)	(1,224)

	LegacyTexas Financial
	Group Inc.	(39,700)	(1,199)
	UMB Financial Corp.	(20,900)	(1,192)
	Charles Schwab Corp.	(34,800)	(1,136)
	First Horizon National Corp.	(60,000)	(940)
	T. Rowe Price Group Inc.	(11,300)	(878)
*	FCB Financial Holdings Inc.
	Class A	(25,800)	(820)
	Boston Private Financial
	Holdings Inc.	(48,200)	(646)
	NASDAQ OMX Group Inc.	(9,800)	(478)
	Talmer Bancorp Inc. Class A	(28,500)	(477)
*	FNFV Group	(27,800)	(428)
	Erie Indemnity Co. Class A	(3,500)	(287)
	Fidelity & Guaranty Life	(10,100)	(239)
			(60,579)
Health Care (-11.8%)
*	Ultragenyx
	Pharmaceutical Inc.	(21,100)	(2,160)
*	Novavax Inc.	(184,900)	(2,060)
*	Insulet Corp.	(64,200)	(1,989)
*	Neurocrine Biosciences Inc.	(41,500)	(1,982)
	Perrigo Co. plc	(10,400)	(1,922)
*	Endologix Inc.	(123,700)	(1,898)
*	Medidata Solutions Inc.	(34,900)	(1,896)
*	WellCare Health Plans Inc.	(21,900)	(1,858)
*	Chimerix Inc.	(40,000)	(1,848)
	Medtronic plc	(24,800)	(1,838)
*	Bluebird Bio Inc.	(10,900)	(1,835)
	Cooper Cos. Inc.	(10,300)	(1,833)
	Bio-Techne Corp.	(18,000)	(1,772)
	Owens & Minor Inc.	(52,100)	(1,771)
*	Alnylam
	Pharmaceuticals Inc.	(14,700)	(1,762)
*	Sage Therapeutics Inc.	(23,400)	(1,708)
*	Brookdale Senior Living Inc.	(49,200)	(1,707)
*	Alkermes plc	(26,400)	(1,699)
*	Spectranetics Corp.	(72,600)	(1,671)
*	Relypsa Inc.	(43,900)	(1,453)
*	NxStage Medical Inc.	(98,600)	(1,408)
*	HMS Holdings Corp.	(76,300)	(1,310)
*	Allscripts Healthcare
	Solutions Inc.	(90,200)	(1,234)
*	Fluidigm Corp.	(45,700)	(1,106)
	Baxter International Inc.	(11,300)	(790)
*	Impax Laboratories Inc.	(13,000)	(597)
*	Varian Medical Systems Inc.	(6,900)	(582)
*	ACADIA
	Pharmaceuticals Inc.	(8,800)	(369)
*	Cardiovascular Systems Inc.	(7,800)	(206)
			(44,264)
Industrials (-15.5%)
*	Beacon Roofing Supply Inc.	(64,700)	(2,149)
	Mobile Mini Inc.	(48,000)	(2,018)
*	Huron Consulting Group Inc.	(28,400)	(1,990)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
*	KLX Inc.	(45,000)	(1,986)
	Babcock & Wilcox Co.	(59,800)	(1,961)
	US Ecology Inc.	(40,100)	(1,954)
*	Wesco Aircraft
	Holdings Inc.	(127,300)	(1,929)
*	Clean Harbors Inc.	(35,600)	(1,913)
	Matthews International
	Corp. Class A	(36,000)	(1,913)
*	MRC Global Inc.	(122,900)	(1,898)
*	Advisory Board Co.	(34,100)	(1,864)
	Forward Air Corp.	(35,100)	(1,834)
*	Roadrunner Transportation
	Systems Inc.	(71,080)	(1,834)
*	MasTec Inc.	(87,100)	(1,731)
*	Colfax Corp.	(37,000)	(1,707)
	EnPro Industries Inc.	(28,400)	(1,625)
*	Armstrong World
	Industries Inc.	(29,800)	(1,588)
	Healthcare Services
	Group Inc.	(47,600)	(1,573)
*	DigitalGlobe Inc.	(56,600)	(1,573)
	SPX Corp.	(21,700)	(1,571)
*	Nortek Inc.	(18,300)	(1,521)
*	UTi Worldwide Inc.	(141,300)	(1,412)
*	Hub Group Inc. Class A	(34,900)	(1,408)
*	WageWorks Inc.	(31,300)	(1,266)
*	Stericycle Inc.	(9,400)	(1,259)
	JB Hunt Transport
	Services Inc.	(14,700)	(1,207)
*	Copart Inc.	(33,600)	(1,192)
	Nielsen NV	(26,500)	(1,186)
*	Jacobs Engineering
	Group Inc.	(28,500)	(1,158)
	Raven Industries Inc.	(56,300)	(1,145)
*	DXP Enterprises Inc.	(24,300)	(1,130)
	Heartland Express Inc.	(54,900)	(1,111)
*	Chart Industries Inc.	(29,200)	(1,044)
	Fastenal Co.	(21,700)	(915)
	Applied Industrial
	Technologies Inc.	(22,900)	(908)
	Precision Castparts Corp.	(3,900)	(779)
*	Kirby Corp.	(9,400)	(721)
*	Proto Labs Inc.	(9,200)	(621)
*	Genesee & Wyoming Inc.
	Class A	(7,500)	(571)
	Franklin Electric Co. Inc.	(17,200)	(556)
	Kennametal Inc.	(13,900)	(474)
			(58,195)
Information Technology (-16.2%)
*	Demandware Inc.	(29,200)	(2,076)
*	Cornerstone OnDemand Inc.	(58,700)	(2,043)
*	HomeAway Inc.	(62,800)	(1,954)
*	SunEdison Inc.	(64,600)	(1,932)
*	Splunk Inc.	(27,200)	(1,894)
	Analog Devices Inc.	(29,500)	(1,893)

	FEI Co.	(22,700)	(1,883)
*	Palo Alto Networks Inc.	(10,700)	(1,869)
*	CoStar Group Inc.	(9,200)	(1,852)
*	LinkedIn Corp. Class A	(8,800)	(1,818)
*	Zynga Inc. Class A	(634,400)	(1,814)
*	ServiceNow Inc.	(24,400)	(1,813)
*	Trimble Navigation Ltd.	(76,900)	(1,804)
*	Yahoo! Inc.	(44,900)	(1,764)
*	Twitter Inc.	(48,400)	(1,753)
*	Pandora Media Inc.	(108,400)	(1,685)
	SanDisk Corp.	(28,000)	(1,630)
*	Entegris Inc.	(111,500)	(1,625)
*	CommVault Systems Inc.	(38,000)	(1,612)
*	Alliance Data Systems Corp.	(5,500)	(1,606)
	Visa Inc. Class A	(23,100)	(1,551)
	Equinix Inc.	(6,039)	(1,534)
*	Salesforce.com inc	(21,780)	(1,517)
*	ViaSat Inc.	(22,600)	(1,362)
	Cypress
	Semiconductor Corp.	(110,300)	(1,297)
	Cognex Corp.	(26,000)	(1,251)
	EMC Corp.	(43,500)	(1,148)
	Solera Holdings Inc.	(25,000)	(1,114)
	Corning Inc.	(56,100)	(1,107)
*	Nuance
	Communications Inc.	(58,900)	(1,031)
*	NCR Corp.	(34,000)	(1,023)
	FLIR Systems Inc.	(31,400)	(968)
*	First Solar Inc.	(20,100)	(944)
	AVX Corp.	(66,700)	(898)
*	Bottomline Technologies
	de Inc.	(32,100)	(893)
*	SolarWinds Inc.	(18,100)	(835)
*	Workday Inc. Class A	(10,700)	(817)
	KLA-Tencor Corp.	(13,900)	(781)
*	FleetCor Technologies Inc.	(4,950)	(772)
	Motorola Solutions Inc.	(13,000)	(745)
*	Yelp Inc. Class A	(17,000)	(732)
*	WEX Inc.	(5,900)	(672)
	Maxim Integrated
	Products Inc.	(15,300)	(529)
*	Bankrate Inc.	(46,160)	(484)
	j2 Global Inc.	(5,400)	(367)
*	RealPage Inc.	(9,300)	(177)
*	Finisar Corp.	(9,100)	(163)
			(61,032)
Materials (-5.4%)
*	Louisiana-Pacific Corp.	(116,200)	(1,979)
	Martin Marietta
	Materials Inc.	(13,500)	(1,910)
*	WR Grace & Co.	(18,500)	(1,856)
	FMC Corp.	(33,700)	(1,771)
	Carpenter Technology Corp.	(44,800)	(1,733)
	HB Fuller Co.	(40,700)	(1,653)
	Worthington Industries Inc.	(54,300)	(1,632)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	TimkenSteel Corp.	(57,900)	(1,563)
	Freeport-McMoRan Inc.	(80,800)	(1,505)
	Balchem Corp.	(23,500)	(1,309)
	Royal Gold Inc.	(16,350)	(1,007)
	Allegheny Technologies Inc.	(28,800)	(870)
	SunCoke Energy Inc.	(63,800)	(829)
	Praxair Inc.	(4,300)	(514)
			(20,131)
Telecommunication Services (-1.2%)
*	SBA Communications
	Corp. Class A	(16,110)	(1,852)
	Cogent Communications
	Holdings Inc.	(50,200)	(1,699)
*	Sprint Corp.	(191,000)	(871)
			(4,422)
Utilities (-5.1%)
	Laclede Group Inc.	(36,400)	(1,895)
	Pattern Energy Group Inc.
	Class A	(66,700)	(1,893)
	TerraForm Power Inc.
	Class A	(48,700)	(1,849)
*	Dynegy Inc.	(60,800)	(1,778)
	NRG Energy Inc.	(75,600)	(1,730)
	NiSource Inc.	(37,700)	(1,719)
	National Fuel Gas Co.	(28,900)	(1,702)
	ITC Holdings Corp.	(52,400)	(1,686)
	Dominion Resources Inc.	(23,100)	(1,545)
	South Jersey Industries Inc.	(59,600)	(1,474)
	ALLETE Inc.	(23,300)	(1,081)
	OGE Energy Corp.	(34,700)	(991)
			(19,343)
Total Common Stocks Sold Short
(Proceeds $338,007)			(358,084)
Temporary Cash Investment (2.2%)
Money Market Fund (2.2%)
1	Vanguard Market Liquidity
	Fund, 0.137%
	(Cost $8,416)	8,416,057	8,416
†Other Assets and Liabilities—
Net (97.7%)			367,309
Net Assets (100%)			376,096

Amount
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities,
Long Positions, at Value
Unaffiliated Issuers	358,455
Affiliated Vanguard Funds	8,416
Total Long Positions	366,871
Cash Segregated for Short Positions	367,658
Receivables for Securities Sold	2,240
Other Assets	545
Total Assets	737,314
Liabilities
Securities Sold Short, at Value	358,084
Payables for Securities Purchased	2,595
Other Liabilities	539
Total Liabilities	361,218
Net Assets (100%)	376,096

Market Neutral Fund

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	369,627
Accumulated Net Investment Losses	(357)
Accumulated Net Realized Losses	(18,708)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	45,611
Investment Securities Sold Short	(20,077)
Net Assets	376,096

Investor Shares—Net Assets
Applicable to 27,950,686 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	317,716
Net Asset Value Per Share—
Investor Shares	$11.37

Institutional Shares—Net Assets
Applicable to 5,155,955 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	58,380
Net Asset Value Per Share—
Institutional Shares	$11.32

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $219,306,000 and cash of $367,658,000 are held in a segregated account at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Dividends	2,392
Interest[1]	5
Total Income	2,397
Expenses
The Vanguard Group—Note B
Investment Advisory Services	190
Management and Administrative—Investor Shares	153
Management and Administrative—Institutional Shares	5
Marketing and Distribution—Investor Shares	33
Marketing and Distribution—Institutional Shares	4
Custodian Fees	18
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Institutional Shares	—
Dividend Expense on Securities Sold Short	1,943
Borrowing Expense on Securities Sold Short	240
Total Expenses	2,588
Net Investment Income (Loss)	(191)
Realized Net Gain (Loss)
Investment Securities—Long Positions	19,259
Investment Securities Sold Short	(20,591)
Realized Net Gain (Loss)	(1,332)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	(3,455)
Investment Securities Sold Short	295
Change in Unrealized Appreciation (Depreciation)	(3,160)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,683)
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income (Loss)	(191)	(889)
Realized Net Gain (Loss)	(1,332)	10,135
Change in Unrealized Appreciation (Depreciation)	(3,160)	254
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,683)	9,500
Distributions
Net Investment Income
Investor Shares	—	—
Institutional Shares	—	—
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	—	—
Capital Share Transactions
Investor Shares	64,798	75,328
Institutional Shares	4,038	18,313
Net Increase (Decrease) from Capital Share Transactions	68,836	93,641
Total Increase (Decrease)	64,153	103,141
Net Assets
Beginning of Period	311,943	208,802
End of Period[1]	376,096	311,943
1 Net Assets—End of Period includes accumulated net investment losses of ($357,000) and ($166,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.50	$11.03	$10.16	$10.36	$9.61	$9.71
Investment Operations
Net Investment Income (Loss)	(.005)	(.032)	(.007)	.045	(.024)	(.038)[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.125)	.502	.880	(.200)	.774	(.062)
Total from Investment Operations	(.130)	.470	.873	(.155)	.750	(.100)
Distributions
Dividends from Net Investment Income	—	—	(.002)	(.045)	—	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	(.001)	—	—	—
Total Distributions	—	—	(.003)	(.045)	—	—
Net Asset Value, End of Period	$11.37	$11.50	$11.03	$10.16	$10.36	$9.61

Total Return[2]	-1.13%	4.26%	8.59%	-1.50%	7.80%	-1.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$318	$257	$174	$151	$158	$116
Ratio of Expenses to Average Net Assets
Based on Total Expenses[3]	1.45%	1.64%	1.57%	1.88%	1.69%	1.84%[4]
Net of Dividend and Borrowing Expense
on Securities Sold Short	0.24%	0.25%	0.25%	0.25%	0.25%	0.30%[4]
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.12%)	(0.38%)	(0.06%)	0.44%	(0.22%)	(0.38%)
Portfolio Turnover Rate	67%	73%	68%	89%	91%	153%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes 2015 dividend and borrowing expense on securities sold short of 1.08% and 0.13%, respectively. Includes 2014 dividend and borrowing expense on securities sold short of 1.21% and 0.18%, respectively. Includes 2013 dividend and borrowing expense on securities sold short of 1.18% and 0.14%, respectively. Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively. Includes 2010 dividend and borrowing expense on securities sold short of 1.49% and 0.05%, respectively.
4 Includes performance-based advisory fee increases (decreases) of (0.07%). Performance-based investment advisory fees did not apply after fiscal 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.45	$10.97	$10.10	$10.33	$9.57	$9.66
Investment Operations
Net Investment Income (Loss)	(.003)	(.023)	.006	.071	(.010)	(.015)[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.127)	.503	.868	(.215)	.770	(.075)
Total from Investment Operations	(.130)	.480	.874	(.144)	.760	(.090)
Distributions
Dividends from Net Investment Income	—	—	(.003)	(.086)	—	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	(.001)	—	—	—
Total Distributions	—	—	(.004)	(.086)	—	—
Net Asset Value, End of Period	$11.32	$11.45	$10.97	$10.10	$10.33	$9.57

Total Return[2]	-1.14%	4.38%	8.66%	-1.39%	7.94%	-0.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$58	$55	$35	$31	$16	$3
Ratio of Expenses to Average Net Assets
Based on Total Expenses[3]	1.36%	1.54%	1.47%	1.78%	1.59%	1.74%[4]
Net of Dividend and Borrowing Expense
on Securities Sold Short	0.15%	0.15%	0.15%	0.15%	0.15%	0.20%[4]
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.03%)	(0.28%)	(0.04%)	0.54%	(0.12%)	(0.28%)
Portfolio Turnover Rate	67%	73%	68%	89%	91%	153%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Includes 2015 dividend and borrowing expense on securities sold short of 1.08% and 0.13%, respectively. Includes 2014 dividend and borrowing expense on securities sold short of 1.21% and 0.18%, respectively. Includes 2013 dividend and borrowing expense on securities sold short of 1.18% and 0.14%, respectively. Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively. Includes 2010 dividend and borrowing expense on securities sold short of 1.49% and 0.05%, respectively.
4 Includes performance-based advisory fee increases (decreases) of (0.07%). Performance-based investment advisory fees did not apply after fiscal 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Notes to Financial Statements

Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees

Market Neutral Fund

and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

6. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the fund had contributed capital of $34,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At June 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Market Neutral Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2014, the fund had available capital losses totaling $17,082,000 to offset future net capital gains. Of this amount, $13,688,000 is subject to expiration dates; $8,817,000 may be used to offset future net capital gains through December 31, 2017, and $4,871,000 through December 31, 2018. Capital losses of $3,394,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2015, the cost of long security positions for tax purposes was $321,314,000. Net unrealized appreciation of long security positions for tax purposes was $45,557,000, consisting of unrealized gains of $59,790,000 on securities that had risen in value since their purchase and $14,233,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized depreciation on securities sold short was $20,077,000, consisting of unrealized gains of $19,036,000 on securities that had fallen in value since their sale and $39,113,000 in unrealized losses on securities that had risen in value since their sale.

E. During the six months ended June 30, 2015, the fund purchased $161,750,000 of investment securities and sold $116,905,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $200,758,000 and $161,444,000, respectively.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	June 30, 2015		December 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	84,716	7,353	108,782	9,542
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(19,918)	(1,738)	(33,454)	(2,954)
Net Increase (Decrease)—Investor Shares	64,798	5,615	75,328	6,588
Institutional Shares
Issued	8,846	771	24,195	2,121
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(4,808)	(421)	(5,882)	(521)
Net Increase (Decrease)—Institutional Shares	4,038	350	18,313	1,600

At June 30, 2015, Vanguard Managed Payout Fund was the record or beneficial owner of 42% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	12/31/2014	6/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$988.70	$7.15
Institutional Shares	1,000.00	988.65	6.71
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,017.60	$7.25
Institutional Shares	1,000.00	1,018.05	6.80

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 1.45% for Investor Shares and 1.36% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Market Neutral Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services since Vanguard began managing the fund in 2007 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was reasonable compared with the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	Chairman Emeritus and Senior Advisor
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6342 082015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial

Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits. (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: August 18, 2015
VANGUARD MONTGOMERY FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: August 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.